Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11 – INCOME TAXES

The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based upon the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted tax rate expected to apply to taxable income in the years in which the differences are expected to be reversed.

The income tax provision (benefit) is composed of the following at December 31:

	2013			2012
	Federal	State	Total	Federal	State	Total
Current	$-	$-	$-	$-	$-	$-
Deferred	-	-	-	-	-	-
			$-			$-

The following table presents a reconciliation of the statutory Federal rate and the Company’s effective tax rate for the years ended December 31:

	2013	2012
Tax provision (benefit) at Federal statutory rate	(34.00)%	(34.00)%
Accrued compensation	1.19%	9.82%
Accrued interest expense	0.34%	9.73%
Stock based compensation	0.08%	0.32%
Depreciation and amortization	(0.21)%	0.13%
Other	0.05%	0.05%
Change in valuation allowance	32.55%	13.96%
Effective tax rate	0.00%	0.00%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents significant components of the Company’s deferred tax assets and liabilities for the years ended December 31:

	2013	2012
Deferred tax assets:
Net operating loss carryforwards	$8,879,799	$7,695,899
Accrued compensation	1,720,775	1,662,473
Accrued interest	251,167	257,620
Credit carryforwards	124,525	124,525
Stock based compensation	611,380	802,512
Discount amortization	630,104	321,301
Amortization	53,595	41,895
Gross deferred tax assets	12,271,345	10,906,224
Less valuation allowance	(12,188,172)	(10,844,963)
Net deferred tax assets	83,173	61,261
Deferred tax liabilities:
Depreciation	(68,371)	(46,501)
Gain on sale of assets	(14,802)	(14,760)
Gross deferred tax liabilities	(83,173)	(61,261)
Net deferred tax assets	$-	$-

As of December 31, 2013, the Company had Federal net operating loss carryforward of $24,220,407. The net operating loss carryforward expires at various dates beginning in 2026 if not utilized. In addition, the Company had net operating losses for Hawaii income tax purposes of $20,776,118 as of December 31, 2013, which expire at various dates beginning in 2026 if not utilized. These amounts differ from the Company’s accumulated deficit due to permanent and temporary tax differences.

The Company’s valuation allowance was primarily related to the operating losses. The valuation allowance is determined in accordance with the provisions of ASC No. 740, Income Taxes, which requires an assessment of both negative and positive evidence when measuring the need for a valuation allowance. Based on the available objective evidence and the Company’s history of losses, management provides no assurance that the net deferred tax assets will be realized. As of December 31, 2013 and 2012, the Company has applied a valuation allowance against its deferred tax assets net of the expected income from the reversal of the deferred tax liabilities.

For tax years 2006 to 2010 the Company received an aggregate amount of cash totaling $1,506,596 representing federal and State of Hawaii tax credits in connection with qualified research expenditures incurred. The tax credits were created to encourage taxpayers to design, develop, and/or improve products, processes, techniques, formulas or software and intended to reward programs that pursue innovation in the State of Hawaii. The tax credits are reflected in the consolidated statements of operations.